Accounts and notes payable	12 Months Ended
Dec. 31, 2023
Accounts and notes payable
Accounts and notes payable

14.Accounts and notes payable

The Group measures accounts payable and notes payable at amortized cost considering they are arising from transactions with suppliers in the normal course of business and are due in customary trade terms not exceeding one year. Accounts and notes payable consist of the following:

	As of December 31,
	2022	2023
	(As adjusted)
	RMB	RMB
Accounts payable	52,493	109,410
Notes payable (i)	216,853	157,016
Total accounts and notes payable	269,346	266,426
(i)

The Group’s notes payable mainly include short-term notes, typically with terms of 91 to 92 days which are provided to the Group’s suppliers and manufacturers. Notes payable as of December 31, 2022 were secured by restricted cash of RMB18,579 and long-term bank deposits of RMB154,922 held in commercial banks. Notes payable as of December 31, 2023 were secured by restricted cash of RMB26,436 held in commercial banks.